Page 13 of 16 Pages

                                    EXHIBIT A

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Tyler Corporation dated as of March 2, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  March 2, 1999               WHITE ROCK CAPITAL PARTNERS, L.P.

                                   By:  White Rock Capital Management, L.P.
                                        Its General Partner

                                        By:  White Rock Capital, Inc.
                                             Its General Partner

                                             By:  /S/ PAULA STOREY
                                                  -----------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact


Date:  March 2, 1999               WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                   By:  White Rock Capital Inc.
                                        Its General Partner

                                        By:  /S/ PAULA STOREY
                                             ----------------------------------
                                             Paula Storey
                                             Attorney-in-Fact


Date:  March 2, 1999               WHITE ROCK CAPITAL, INC.

                                   By:  /S/ PAULA STOREY
                                        ---------------------------------------
                                        Paula Storey
                                        Attorney-in-Fact


Date:  March 2, 1999               THOMAS U. BARTON

                                   By:  /S/ PAULA STOREY
                                        ---------------------------------------
                                        Paula Storey
                                        Attorney-in-Fact


Date:  March 2, 1999               JOSEPH U. BARTON

                                   By:  /S/ PAULA STOREY
                                        ---------------------------------------
                                        Paula Storey
                                        Attorney-in-Fact